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                         FRONTLINE





                                       March 10, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
USA

Attn:  Filing Desk


Dear Sirs,

                         Form 6-K

Please find herewith a Form 6-K pursuant to the Securities
Exchange Act of 1934.

                                       Yours faithfully,



                                       Kate Blankenship
                                       Secretary




02089009.AA1